UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020

CONYERS PARK II ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Vanderbilt Beach Rd., Suite 601 Naples, FL		34108
(Address of principal executive offices)		(Zip Code)

(212) 429-2211

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	CPAAU	The NASDAQ Stock Market LLC
Share of Class A common stock included as part of the units	CPAA	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPAAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is a financial update that Conyers Park II Acquisition Corp. (“CP II”) and Advantage Solutions Inc. (“Advantage”) have prepared related to the proposed business combination (the “Business Combination”) between CP II and Advantage in accordance with the terms of that certain Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among CP II, CP II Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of CP II, Advantage and Karman Topco L.P., a Delaware limited partnership. The Merger Agreement was attached as Exhibit 2.1 to CP II’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 8, 2020.

On October 19, 2020, CP II held a joint conference call (the “Conference Call”) with Advantage to discuss the financial update. Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a transcript of the Conference Call.

Furnished as Exhibit 99.3 hereto is a joint press release issued by CP II and Advantage on October 19, 2020.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information

CP II filed a definitive proxy statement with the SEC relating to the proposed business combination with Advantage, which has been mailed to its stockholders. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. CP II’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about Advantage, CP II and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of CP II as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

CP II and its directors and executive officers may be deemed participants in the solicitation of proxies from CP II’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in CP II is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of CP II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward Looking Statements

Certain statements in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events or CP II’s or Advantage’s future financial or operating performance, such as statements regarding Advantage’s preliminary financial results for the quarter ended September 30, 2020, the ability to complete the contemplated refinancing transactions on the terms described herein or at all, and the expected timing of, and benefits from, the proposed business combination between CP II and Advantage. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CP II and its management, and Advantage and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited, to approval by CP II’s stockholders of the proposed business combination and satisfaction of other closing conditions relating to the transaction, the impact of the COVID-19 pandemic on Advantage’s business units, Advantage’s estimates of expenses and profitability and other risks and uncertainties set forth in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement filed by CP II with the Securities and Exchange Commission on October 9, 2020.

This Current Report includes preliminary financial information for the fiscal quarter ended September 30, 2020, which is subject to completion of Advantage’s quarter-end close procedures and further financial review. Actual results may differ as a result of the completion of Advantage’s quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Advantage’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Disclaimer

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. Any offering of senior secured notes or other debt securities will be offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act and will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to purchase the notes or any other debt securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Financial Update, dated October 19, 2020.

99.2	Transcript of Conference Call, dated October 19, 2020.

99.3	Press Release, dated October 19, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conyers Park II Acquisition Corp.

Date: October 19, 2020	By:	/s/ Brian K. Ratzan
	Name:	Brian K. Ratzan
	Title:	Chief Financial Officer